EXTENDED STAY AMERICA ANNOUNCES THIRD QUARTER 2019 RESULTS
-Net Income of $53.2 million in the Third Quarter
-Adjusted EBITDA1 of $156.3 million in the Third Quarter
-Franchise pipeline expands 12% to 58 hotels in the Third Quarter
-Repurchased 4.0 million Paired Shares in the Third Quarter

CHARLOTTE, N.C. - November 6, 2019 (GlobeNewswire) - Extended Stay America, Inc. and ESH Hospitality, Inc. (together, the “Company”) (NASDAQ:STAY) today announced consolidated results for the three and nine months ended September 30, 2019.
Third Quarter 2019 Highlights

•	Net Income of $53.2 million

•	Total revenues of $332.7 million

•	Comparable system-wide Revenue Per Available Room (“RevPAR”) declined 1.3%

•	Adjusted EBITDA of $156.3 million

•	Adjusted Funds from Operations (“Adjusted FFO”)[1] of $0.54 per diluted Paired Share

•	Adjusted Paired Share Income[1] of $0.33 per diluted Paired Share

•	$186 million in capital returns to shareholders for the first nine months of 2019

Extended Stay America’s President and Chief Executive Officer, Jonathan Halkyard, commented, “Our focus on core extended stay guests enabled us to outperform our competitive set yet again this quarter, a quarter which was characterized by slowing growth in the Economy and Mid-priced chain scales.”

Mr. Halkyard continued, “We have increased the pace of capital returns to shareholders in recent months and are on track to return more than 10% of our recent market capitalization to shareholders in 2019 through dividends and Paired Share repurchases. Capital returns remain a top priority for the Company with a strong balance sheet, a dividend yield in excess of 6% and more than $200 million remaining in repurchase authorization at the end of the third quarter.”

Financial and Operating Results
Total revenues for the three months ended September 30, 2019 were $332.7 million, a decrease of 5.2% over the same period in the prior year due to asset dispositions in 2018 and a decline in Comparable Company-owned RevPAR. Adjusting for asset dispositions in 2018, total revenues declined 0.6% during the third quarter. For the nine months ended September 30, 2019, total revenues declined 5.2% to $934.0 million, driven by asset dispositions. Adjusting for asset dispositions in 2018, total revenues were approximately flat for the nine months ended September 30, 2019.

1 See “Disclosure Regarding Non-GAAP Financial Measures” for an explanation of non-GAAP measures included in this release (i.e., Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations (“FFO”), Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share).

Comparable system-wide RevPAR for the three months ended September 30, 2019 decreased 1.3% over the same period in 2018 to $54.81, driven by a 2.0% decline in Average Daily Rate (“ADR”), partially offset by a 70 basis point increase in occupancy. The decline in Comparable system-wide RevPAR was primarily driven by a decline in business transient and medium length stays, particularly in the month of September. Total Company-owned RevPAR increased 1.1% during the quarter, reflecting the sale of non-core hotels throughout 2018. Comparable system-wide RevPAR for the nine months ended September 30, 2019 declined 0.9% over the same period in 2018 driven by a 2.5% decline in ADR, partially offset by a 120 basis point increase in occupancy. Total Company-owned RevPAR for the nine months ended September 30, 2019 increased 1.7% over the same period in 2018, reflecting the sale of non-core hotels throughout 2018.

Hotel Operating Margin1 for the three months ended September 30, 2019 was 53.8% compared to 55.5% in the same period in 2018. While we continued our strategy to maximize targeted marketing efforts to our longest staying customers and other cost saving initiatives, these were offset by an increase in certain operating expenses, including hotel payroll expense, property insurance expense and property taxes, as well as a decline in Comparable Company-owned RevPAR. Hotel Operating Margin for the nine months ended September 30, 2019 was 52.9% compared to 54.8% in the same period of 2018. Property-level margins remain at industry leading levels.

Net income for the three months ended September 30, 2019 was $53.2 million compared to $75.7 million in the same period in 2018, a decrease of 29.7%. Net income this quarter was adversely impacted by a $6.7 million debt extinguishment charge related to the Company’s Term Loan modifications and Unsecured Notes offering in September 2019, a non-recurring gain on dispositions of $3.5 million in 2018, as well an impairment charge of $2.7 million, partially offset by a decrease in income tax expense. Net income for the nine months ended September 30, 2019 was $141.3 million compared to $172.4 million in the same period in 2018, a decrease of 18.0%. The decline in net income for both the three and nine months ended September 30, 2019 was primarily due to a decline in Hotel Operating Margin, partially offset by lower depreciation expense.

Adjusted EBITDA for the three months ended September 30, 2019 was $156.3 million, a decline of 10.0% compared to the same period in 2018. The decline in Adjusted EBITDA was due to asset dispositions in 2018 resulting in lost contribution of $6.8 million, a decline in Comparable Company-owned RevPAR and an increase in Comparable Company-owned hotel operating expenses. Adjusted EBITDA excludes non-cash equity-based compensation expense of $1.9 million, $2.7 million in impairment expense and $1.8 million in other expenses. Adjusted EBITDA for the nine months ended September 30, 2019 was $426.3 million, a decline of 9.9%, due to asset dispositions in 2018 resulting in lost contribution of $20.5 million and an increase in comparable hotel operating expenses.

Adjusted FFO for the three months ended September 30, 2019 was $101.5 million compared to $115.1 million in the same period in 2018. The decline in Adjusted FFO was due to an increase in Comparable Company-owned hotel operating expenses and a decline in Comparable Company-owned RevPAR. Adjusted FFO per diluted Paired Share was $0.54 compared to $0.61 in the same period in 2018. Adjusted FFO, a non-GAAP measure, represents funds from operations, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share. A Paired Share entitles its holder to participate in 100% of the common equity and earnings of both Extended Stay America, Inc. and ESH Hospitality, Inc. Adjusted FFO for the nine months ended September 30, 2019 was $269.8 million, or $1.43 per diluted Paired Share, compared to $305.0 million, or $1.60 per diluted

Paired Share, in the same period in 2018.

Adjusted Paired Share Income for the three months ended September 30, 2019 was $62.6 million, or $0.33 per diluted Paired Share, compared to $74.0 million, or $0.39 per diluted Paired Share, in the same period in 2018. The decline in Adjusted Paired Share Income was due to a decline in Hotel Operating Margin and Comparable Company-owned RevPAR, partially offset by lower depreciation expense. Adjusted Paired Share Income, a non-GAAP measure, represents net income, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share. Adjusted Paired Share Income per diluted Paired Share for the nine months ended September 30, 2019 was $0.81 compared to $0.94 in the same period in 2018.
Capital Expenditures
The Company invested $65.1 million in capital expenditures during the third quarter of 2019. This includes $10.2 million in renovation capital, $10.9 million in IT capital and $20.2 million in capital for ESA 2.0 hotel development and land acquisitions. The Company invested $178.0 million in capital expenditures during the first nine months of 2019.

Hotel and Development Pipeline
As of September 30, 2019, the Company had a pipeline of 77 hotels representing approximately 9,400 rooms.

Company-Owned Pipeline & Recently Opened Hotels as of September 30, 2019
Under Option		Pre-Development		Under Construction		Total Pipeline		Opened YTD
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
4	496	6	752	9	1,140	19	2,388	—	—

Third-Party Pipeline & Recently Opened Hotels as of September 30, 2019
Commitments		Applications		Executed		Total Pipeline		Opened YTD
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
40	4,928	7	868	11	1,261	58	7,057	1	115

Definitions
Under Option	Locations with a signed purchase and sale agreement
Pre-Development	Land purchased, permitted and/or site work
Under Construction	Hotel is under construction
Commitments	Signed commitment to build a certain number of hotels by a third party
Applications	Third party filed franchise application with deposit
Executed	Franchise application approved, various stages of pre-development and/or under construction

Distributions and Share Repurchases
On November 6, 2019, the Boards of Directors of Extended Stay America, Inc. and ESH Hospitality, Inc. declared cash distributions totaling $0.23 per Paired Share for the third quarter of 2019. The distributions are payable on December 4, 2019 to shareholders of record as of November 20, 2019. The Company repurchased 4.0 million Paired Shares during the third quarter for an aggregate purchase of $57.5 million. Since the end of the third quarter, the Company has repurchased an additional 2.0 million Paired Shares for an aggregate purchase price of $28.8 million. The Company’s total remaining repurchase authorization was approximately $177 million as of close of the market today.

2019 Outlook
The Company’s 2019 Outlook is updated as follows:

in millions, except % and # of hotels	Low	High

# of hotels owned on 12/31/19	556
Total Revenues	$1,205	$1,215
Comparable system-wide RevPAR % Δ1	-1.75%	-1.25%
Net income	$162	$176
Adjusted Paired Share Income/Paired Share	$0.93	$1.01
Adjusted EBITDA[2]	$535	$545
Depreciation and amortization	$190	$195
Net interest expense	$129	$129
Effective tax rate	15.75%	16.75%
Capital expenditures	$235	$275
Expected capital returns	$285	$315
1 Approximately 200 basis point negative impact from hurricane related markets and net renovation displacement
2 Lost contribution of approximately $21 million related to 72 hotel dispositions in 2018

Webcast and Conference Call Details
The Company will host a conference call on Thursday, November 7, 2019 at 8:00 a.m. Eastern Time. The conference call will be webcast simultaneously in the Investor Relations section of the Company’s website at www.aboutstay.com. A replay of the call will be available for 90 days following the webcast on the Company’s website. Alternatively, the conference call can be accessed by dialing 1-855-327-6837 for domestic callers or 1-631-891-4304 for international callers. A telephone replay will be available from shortly after the call until November 14, 2019, and can be accessed by dialing 1-844-512-2921 for domestic callers or 1-412-317-6671 for international callers. The passcode for the replay is 10007887.
Disclosure Regarding Non-GAAP Financial Measures
Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share (collectively, the “Non-GAAP Financial Measures”), which are detailed in the reconciliation tables that accompany this release, are used by the Company as supplemental performance measures. The Company believes these measures provide useful information to investors regarding our results of operations and allow investors to evaluate the ongoing operating performance of our hotels and facilitate comparisons between the Company and other lodging companies, hotel owners and capital-intensive companies, including those which include a REIT as part of their legal entity structure. The Non-GAAP Financial Measures are not recognized terms under U.S. GAAP.  These measures as presented may not be comparable to measures calculated by other companies. These measures should not be considered as alternative measures of, or superior to, operating profit, net income, net income per share or any other measure of the Company, Extended Stay America, Inc. or ESH Hospitality, Inc. calculated in accordance with U.S. GAAP.  The Company’s presentation of the Non-GAAP Financial Measures does not replace the presentation of the Company’s consolidated financial statements and other disclosures prepared in accordance with U.S. GAAP.
Forward Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, financial results, liquidity and capital resources, capital expenditures, capital returns, distribution policy and other non-historical statements, including the statements in the “2019 Outlook” section of this release. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2019 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

About Extended Stay America
Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 626 hotels. ESH Hospitality, Inc. (“ESH”), a subsidiary of Extended Stay America, Inc. (“ESA”), is the largest lodging REIT in North America by unit and room count, with 554 hotels and approximately 61,500 rooms in the U.S. ESA also manages or franchises an additional 72 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts
Investors or media:
Rob Ballew
(980) 345-1546
investorrelations@esa.com

EXTENDED STAY AMERICA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(In thousands, except per share data)
(Unaudited)

Three Months Ended				Nine Months Ended
September 30,				September 30,
2019	2018	% Variance		2019	2018	% Variance
			REVENUES:
$320,669	$340,917	(5.9)%	Room revenues	$899,329	$958,075	(6.1)%
6,475	5,943	9.0%	Other hotel revenues	17,848	16,710	6.8%
1,351	864	56.4%	Franchise and management fees	4,023	2,140	88.0%
328,495	347,724	(5.5)%		921,200	976,925	(5.7)%

4,200	3,352	25.3%	Other revenues from franchised and managed properties	12,821	8,419	52.3%

332,695	351,076	(5.2)%	Total revenues	934,021	985,344	(5.2)%

			OPERATING EXPENSES:
152,913	156,341	(2.2)%	Hotel operating expenses	437,111	443,025	(1.3)%
22,292	21,242	4.9%	General and administrative expenses	67,606	69,710	(3.0)%
49,748	52,138	(4.6)%	Depreciation and amortization	147,543	159,652	(7.6)%
2,679	—	n/a	Impairment of long-lived assets	2,679	43,600	(93.9)%

227,632	229,721	(0.9)%		654,939	715,987	(8.5)%

4,699	3,449	36.2%	Other expenses from franchised and managed properties	14,342	8,762	63.7%

232,331	233,170	(0.4)%	Total operating expenses	669,281	724,749	(7.7)%

—	3,517	n/a	GAIN ON SALE OF HOTEL PROPERTIES	—	41,599	n/a

3	39	(92.3)%	OTHER INCOME	31	501	(93.8)%

100,367	121,462	(17.4)%	INCOME FROM OPERATIONS	264,771	302,695	(12.5)%

101	(251)	(140.2)%	OTHER NON-OPERATING EXPENSE (INCOME)	(248)	48	(616.7)%

36,535	31,007	17.8%	INTEREST EXPENSE, NET	95,905	95,072	0.9%

63,731	90,706	(29.7)%	INCOME BEFORE INCOME TAX EXPENSE	169,114	207,575	(18.5)%

10,501	15,014	(30.1)%	INCOME TAX EXPENSE	27,822	35,218	(21.0)%

53,230	75,692	(29.7)%	NET INCOME	141,292	172,357	(18.0)%

(12,159)	(3,790)	220.8%	NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(24,790)	(20,547)	20.7%

$41,071	$71,902	(42.9)%	NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS	$116,502	$151,810	(23.3)%

$0.22	$0.38	(42.2)%	NET INCOME PER EXTENDED STAY AMERICA, INC. COMMON SHARE - DILUTED	$0.62	$0.80	(22.5)%

187,015	189,253		WEIGHTED-AVERAGE EXTENDED STAY AMERICA, INC. COMMON SHARES OUTSTANDING - DILUTED	188,317	190,111

			CONSOLIDATED BALANCE SHEET DATA
			AS OF SEPTEMBER 30, 2019 AND DECEMBER 31, 2018
			(In thousands)
			(Unaudited)

				September 30,	December 31,
				2019	2018
			Cash and cash equivalents	$489,767	$287,458
			Restricted cash	$13,572	$15,878
			Total assets	$4,155,377	$3,924,210
			Total debt, net of unamortized deferred financing costs and debt discounts (1)	$2,639,498	$2,402,637
			Total equity	$1,266,471	$1,310,639

			(1) Unamortized deferred financing costs and debt discounts totaled $48.5 million and $41.1 million as of September 30, 2019 and December 31, 2018, respectively.

EXTENDED STAY AMERICA, INC.
OPERATING METRICS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(Unaudited)

COMPARABLE SYSTEM-WIDE OPERATING METRICS (1)

Three Months Ended				Nine Months Ended
September 30,				September 30,
2019	2018	Variance		2019	2018	Variance
624	624	—	Number of hotels (as of September 30)	623	623	—
68,749	68,749	—	Number of rooms (as of September 30)	68,634	68,634	—
80.8%	80.1%	70 bps	Comparable System-Wide Occupancy(1)	77.3%	76.1%	120 bps
$67.87	$69.27	(2.0)%	Comparable System-Wide ADR(1)	$67.02	$68.77	(2.5)%
$54.81	$55.51	(1.3)%	Comparable System-Wide RevPAR(1)	$51.83	$52.31	(0.9)%

COMPARABLE COMPANY-OWNED OPERATING METRICS (2)

Three Months Ended				Nine Months Ended
September 30,				September 30,
2019	2018	Variance		2019	2018	Variance
553	553	—	Number of hotels (as of September 30)	552	552	—
61,379	61,379	—	Number of rooms (as of September 30)	61,264	61,264	—
80.8%	80.7%	10 bps	Comparable Company-Owned Occupancy(2)	77.4%	76.7%	70 bps
$70.09	$71.23	(1.6)%	Comparable Company-Owned ADR(2)	$69.15	$70.62	(2.1)%
$56.66	$57.46	(1.4)%	Comparable Company-Owned RevPAR(2)	$53.55	$54.20	(1.2)%

			Renovation Displacement Data (in thousands, except percentages):
5,647	5,647	—	Total available room nights	16,725	16,725	—
10	—	10	Room nights displaced from renovation	45	—	45
0.2%	0.0%	20 bps	% of available room nights displaced	0.3%	0.0%	30 bps

COMPANY-OWNED OPERATING METRICS (3)

Three Months Ended				Nine Months Ended
September 30,				September 30,
2019	2018	Variance		2019	2018	Variance
554	567	(13)	Number of hotels (as of September 30)	554	567	(13)
61,486	62,748	(1,262)	Number of rooms (as of September 30)	61,486	62,748	(1,262)
80.8%	80.2%	60 bps	Company-Owned Occupancy(3)	77.4%	76.0%	140 bps
$70.10	$69.85	0.4%	Company-Owned ADR(3)	$69.15	$69.24	(0.1)%
$56.66	$56.02	1.1%	Company-Owned RevPAR(3)	$53.53	$52.65	1.7%

(1) Includes hotels owned, franchised or managed for the full three and nine months ended September 30, 2019 and 2018, respectively.
(2) Includes hotels owned and operated by the Company for the full three and nine months ended September 30, 2019 and 2018, respectively.
(3) Includes results of operations of the Company's owned and operated hotels during the periods presented, which is summarized below:

Date	Number of Hotels (Sold) Acquired	Number of Rooms	Number of Owned Hotels	Number of Owned Rooms
January 1, 2018	—	—	624	68,620
February 2018	(25)	(2,430)	599	66,190
March 2018	(1)	(101)	598	66,089
May 2018	1	115	599	66,204
September 2018	(32)	(3,456)	567	62,748
November 2018	1	107	568	62,855
November 2018	(14)	(1,369)	554	61,486
September 30, 2019	—	—	554	61,486

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended				Nine Months Ended
September 30,				September 30,
2019	2018	Variance		2019	2018	Variance
$53,230	$75,692	(29.7)%	Net income	$141,292	$172,357	(18.0)%
10,501	15,014	(30.1)%	Income tax expense	27,822	35,218	(21.0)%
36,535	31,007	17.8%	Interest expense, net	95,905	95,072	0.9%
101	(251)	(140.2)%	Other non-operating expense (income)	(248)	48	(616.7)%
(3)	(39)	(92.3)%	Other income	(31)	(501)	(93.8)%
—	(3,517)	n/a	Gain on sale of hotel properties	—	(41,599)	n/a
2,679	—	n/a	Impairment of long-lived assets	2,679	43,600	(93.9)%
49,748	52,138	(4.6)%	Depreciation and amortization	147,543	159,652	(7.6)%
22,292	21,242	4.9%	General and administrative expenses	67,606	69,710	(3.0)%
1,660	1,949	(14.8)%	Loss on disposal of assets (1)	5,037	2,617	92.5%
(1,351)	(864)	56.4%	Franchise and management fees	(4,023)	(2,140)	88.0%
499	97	414.4%	Other expenses from franchised and managed properties, net of other revenues	1,521	343	343.4%
$175,891	$192,468	(8.6)%	Hotel Operating Profit	$485,103	$534,377	(9.2)%

$320,669	$340,917	(5.9)%	Room revenues	$899,329	$958,075	(6.1)%
6,475	5,943	9.0%	Other hotel revenues	17,848	16,710	6.8%
$327,144	$346,860	(5.7)%	Total room and other hotel revenues	$917,177	$974,785	(5.9)%

53.8%	55.5%	(170) bps	Hotel Operating Margin	52.9%	54.8%	(190) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO COMPARABLE HOTEL(2)
OPERATING PROFIT AND COMPARABLE HOTEL OPERATING MARGIN
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended				Nine Months Ended
September 30,				September 30,
2019	2018	Variance		2019	2018	Variance
$53,230	$75,692	(29.7)%	Net income	$141,292	$172,357	(18.0)%
10,501	15,014	(30.1)%	Income tax expense	27,822	35,218	(21.0)%
36,535	31,007	17.8%	Interest expense, net	95,905	95,072	0.9%
101	(251)	(140.2)%	Other non-operating expense (income)	(248)	48	(616.7)%
(3)	(39)	(92.3)%	Other income	(31)	(501)	(93.8)%
—	(3,517)	n/a	Gain on sale of hotel properties	—	(41,599)	n/a
2,679	—	n/a	Impairment of long-lived assets	2,679	43,600	(93.9)%
49,748	52,138	(4.6)%	Depreciation and amortization	147,543	159,652	(7.6)%
22,292	21,242	4.9%	General and administrative expenses	67,606	69,710	(3.0)%
1,660	1,949	(14.8)%	Loss on disposal of assets(1)	5,037	2,617	92.5%
(1,351)	(864)	56.4%	Franchise and management fees	(4,023)	(2,140)	88.0%
499	97	414.4%	Other expenses from franchised and managed properties, net of other revenues	1,521	343	343.4%
(289)	(6,751)	(95.7)%	Hotel operating profit of hotels not owned for entirety of periods presented	(1,235)	(20,518)	(94.0)%
$175,602	$185,717	(5.4)%	Comparable Hotel Operating Profit(2)	$483,868	$513,859	(5.8)%

$320,669	$340,917	(5.9)%	Room revenues	$899,329	$958,075	(6.1)%
6,475	5,943	9.0%	Other hotel revenues	17,848	16,710	6.8%
(571)	(16,363)	(96.5)%	Total revenues of hotels not owned for entirety of periods presented	(2,877)	(51,788)	(94.4)%
$326,573	$330,497	(1.2)%	Comparable total room and other hotel revenues	$914,300	$922,997	(0.9)%

53.8%	56.2%	(240) bps	Comparable Hotel Operating Margin(2)	52.9%	55.7%	(280) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

(2) Includes the results of 553 and 552 hotels owned and operated during the full three and nine months ended September 30, 2019 and 2018, respectively.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended			Nine Months Ended
September 30,			September 30,
2019	2018		2019	2018
$53,230	$75,692	Net income	$141,292	$172,357
36,535	31,007	Interest expense, net	95,905	95,072
10,501	15,014	Income tax expense	27,822	35,218
49,748	52,138	Depreciation and amortization	147,543	159,652
150,014	173,851	EBITDA	412,562	462,299
1,876	1,811	Equity-based compensation	6,131	5,999
2,679	—	Impairment of long-lived assets	2,679	43,600
—	(3,517)	Gain on sale of hotel properties	—	(41,599)
1,756	1,532	Other expense(1)	4,907	2,879
$156,325	$173,677	Adjusted EBITDA	$426,279	$473,178

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE ADJUSTED EBITDA(2)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended			Nine Months Ended
September 30,			September 30,
2019	2018		2019	2018
$53,230	$75,692	Net income	$141,292	$172,357
36,535	31,007	Interest expense, net	95,905	95,072
10,501	15,014	Income tax expense	27,822	35,218
49,748	52,138	Depreciation and amortization	147,543	159,652
150,014	173,851	EBITDA	412,562	462,299
(289)	(6,751)	Adjusted Property EBITDA of hotels not owned for entirety of periods presented	(1,235)	(20,518)
1,876	1,811	Equity-based compensation	6,131	5,999
2,679	—	Impairment of long-lived assets	2,679	43,600
—	(3,517)	Gain on sale of hotel properties	—	(41,599)
1,756	1,532	Other expense(1)	4,907	2,879
$156,036	$166,926	Comparable Adjusted EBITDA(2)	$425,044	$452,660

(1) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions. Loss on disposal of assets totaled $1.7 million, $1.9 million, $5.0 million and $2.6 million, respectively.

(2) Includes results of 553 and 552 hotels owned and operated during the full three and nine months ended September 30, 2019 and 2018, respectively.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS
AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended			Nine Months Ended
September 30,			September 30,
2019	2018		2019	2018
$0.22	$0.38	Net income per Extended Stay America, Inc. common share - diluted	$0.62	$0.80
$41,071	$71,902	Net income attributable to Extended Stay America, Inc. common shareholders	$116,502	$151,810
12,155	3,786	Noncontrolling interests attributable to Class B common shares of ESH REIT	24,778	20,535
48,247	50,807	Real estate depreciation and amortization	143,335	155,788
2,679	—	Impairment of long-lived assets	2,679	43,600
—	(3,517)	Gain on sale of hotel properties	—	(41,599)
(8,250)	(7,897)	Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders	(23,132)	(26,502)
95,902	115,081	Funds from Operations	264,162	303,632
6,716	—	Debt modification and extinguishment costs	6,716	1,621
(1,088)	—	Tax effect of adjustments to Funds from Operations	(1,088)	(274)
$101,530	$115,081	Adjusted Funds from Operations	$269,790	$304,979

$0.54	$0.61	Adjusted Funds from Operations per Paired Share - diluted	$1.43	$1.60

187,015	189,253	Weighted average Paired Shares outstanding - diluted	188,317	190,111

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended September 30,			Nine Months Ended September 30,
2019	2018		2019	2018
$0.22	$0.38	Net income per Extended Stay America, Inc. common share - diluted	$0.62	$0.80
$41,071	$71,902	Net income attributable to Extended Stay America, Inc. common shareholders	$116,502	$151,810
12,155	3,786	Noncontrolling interests attributable to Class B common shares of ESH REIT	24,778	20,535
53,226	75,688	Paired Share Income	141,280	172,345
6,716	—	Debt modification and extinguishment costs	6,716	1,621
2,679	—	Impairment of long-lived assets	2,679	43,600
—	(3,517)	Gain on sale of hotel properties	—	(41,599)
1,756	1,532	Other expense(1)	4,907	2,879
(1,806)	331	Tax effect of adjustments to Paired Share Income	(2,299)	(1,088)
$62,571	$74,034	Adjusted Paired Share Income	$153,283	$177,758

$0.33	$0.39	Adjusted Paired Share Income per Paired Share – diluted	$0.81	$0.94

187,015	189,253	Weighted average Paired Shares outstanding – diluted	188,317	190,111

(1) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions. Loss on disposal of assets totaled $1.7 million, $1.9 million, $5.0 million and $2.6 million, respectively.

EXTENDED STAY AMERICA, INC.
TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE ADJUSTED EBITDA
FOR YEARS ENDED DECEMBER 31, 2018 (ADJUSTED) AND 2019 (OUTLOOK)
(In thousands)
(Unaudited)

Year Ended		Year Ending December 31, 2019
December 31, 2018		(Outlook)
(Adjusted) (1)		Low	High
$1,204,429	Total revenues	$1,205,000	$1,215,000

$211,756	Net income	$161,772	$176,353
124,870	Interest expense, net	129,000	129,000
42,076	Income tax expense	32,549	32,968
209,329	Depreciation and amortization	195,000	190,000
588,031	EBITDA	518,321	528,321
(21,422)	Adjusted Property EBITDA of hotels not owned for entirety of periods presented	—	—
7,724	Equity-based compensation	8,000	8,000
43,600	Impairment of long-lived assets	2,679	2,679
(42,478)	Gain on sale of hotel properties	—	—
2,860	Other expense(2)	6,000	6,000
$578,315	Comparable Adjusted EBITDA	$535,000	$545,000

(1) 2018 results adjusted to reflect results of 552 hotels owned and operated for the full year ended December 31, 2018.
(2) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE YEARS ENDED DECEMBER 31, 2018 (ACTUAL) AND 2019 (OUTLOOK)
(In thousands, except per share and per Paired Share data)
(Unaudited)

Year Ended		Year Ending December 31, 2019
December 31, 2018		(Outlook)
(Actual)		Low	High
$0.59	Net income per Extended Stay America, Inc. common share - diluted	$0.38	$0.43

$112,864	Net income attributable to Extended Stay America, Inc. common shareholders	$71,234	$79,893
98,876	Noncontrolling interests attributable to Class B common shares of ESH REIT	90,522	96,444
211,740	Paired Share Income	161,756	176,337
1,621	Debt modification and extinguishment costs	6,716	6,716
43,600	Impairment of long-lived assets	2,679	2,679
(42,478)	Gain on sale of hotel properties	—	—
2,860	Other expense(1)	6,000	6,000
(937)	Tax effect of adjustments to Paired Share Income	(2,579)	(2,425)
$216,406	Adjusted Paired Share Income	$174,572	$189,307

$1.14	Adjusted Paired Share Income per Paired Share – diluted	$0.93	$1.01

189,821	Weighted average Paired Shares outstanding – diluted	187,000	187,000

(1) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions.